EXHIBIT 99.1

MARC J. WINTHROP - State Bar No. 63218
PETER W. LIANIDES - State Bar No. 160517
WINTHROP COUCHOT
PROFESSIONAL CORPORATION
660 Newport Center Drive, Fourth Floor
Newport Beach, CA 92660
Telephone: (949) 720-4100
Facsimile: (949) 720-4111

                         UNITED STATES BANKRUPTCY COURT

                         CENTRAL DISTRICT OF CALIFORNIA

                               SANTA ANA DIVISION


In re

INTERPLAY ENTERTAINMENT CORP., a
Delaware corporation,

                  Alleged Debtor.

Case No. SA 06-11994 TA

Involuntary  Chapter 7 Proceeding

ORDER DISMISSING INVOLUNTARY PETITION

        The Court having entered the ORDER ESTABLISHING PROCEDURES FOR DISMISSAL OF INVOLUNTARY PROCEEDING, on June 11, 2007; and the Court having reviewed the SUBMISSION OF ALLEGED DEBTOR IN SUPPORT OF DISMISSAL OF INVOLUNTARY PROCEEDING; DECLARATION OF CYNTHIA GREGOLI; DECLARATION OF HERVE CAEN filed on July 9, 2007; and good and sufficient cause appearing, IT IS HEREBY ORDERED that

         (1)      The  above  entitled   involuntary  chapter  7  proceeding  is
                  dismissed.

         (2) The Court retains and reserves of jurisdiction to resolve the pending Objection to Claim of Bioware Corp. filed by the Alleged Debtor on July 3, 2007, and such other claim OBJECTIONS as may be timely brought ("Claim Objections"), and the bankruptcy case file shall remain open for the limited purpose of resolving such Claim Objections.

JUL 16 2007                                   /S/ THEODOR C. ALBERT
                                           ------------------------------
                                                  THEODOR C. ALBERT
                                           UNITED STATES BANKRUPTCY JUDGE

                             CERTIFICATE OF SERVICE

        1, Jeannie Martinez, declare as follows:

        I am employed in the County of Orange, State of California; I am over the age of eighteen years and am not a party to this action; and my business address is 660 Newport Center Drive, Fourth Floor, Newport Beach, California 92660, in said County and State. On July 9 , 2007, 1 served the following document(s): [PROPOSED] ORDER DISMISSING INVOLUNTARY PETITION on each of the interested parties as follows:

--------------------------------------------------------------------------------
  COUNSEL to PETITIONING CREDITORS                OFFICE OF THE U.S. TRUSTEE
--------------------------------------------------------------------------------
  Ruttan & Tucker LLP                             U.S. Trustee's Office
  Attn: Matthew W. Grimshaw, Esq.                 411 West Fourth Street, #9041
  611 Anton Blvd.., #1400                         Santa Ana, CA 92701
  Costa Mesa, CA 92626
--------------------------------------------------------------------------------
  COUNSEL to BETHESDA SOFTWORKS LLC               COUNSEL TO BIOWARE CORPORATION
--------------------------------------------------------------------------------
  DLA Piper US LLP                                Katherine M. Windier, Esq.
  Attn: Sara L. Chenetz, Esq.                     Bryan Cave, LLP
  1999 Avenue of the Stars, Fourth Floor          120 Broadway, Suite 300
  Los Angeles, California 90067-6022              Santa Monica, CA 90401-2386
--------------------------------------------------------------------------------
  DEBTOR
--------------------------------------------------------------------------------
  Interplay Entertainment Corporation
  Attn: Herve Caen
  100 N. Crescent Drive #324
  Beverly Hills, CA 90210
--------------------------------------------------------------------------------
by the following means of service:
--------------------------------------------------------------------------------
  X BY MAIL: I placed a true copy in a sealed envelope addressed as indicated above, on the above mentioned date. I am familiar with the firm's practice of collection and processing correspondence for mailing. It is deposited with the U.S. Postal Service on that same day in the ordinary course of business. Under that practice, it would be deposited with the U.S. Postal Service on that same date with postage thereon fully prepaid at Newport Beach, California in the ordinary course of business. I am aware that on motion of party served, service is presumed invalid if postal cancellation date or postage meter date is more than one day after date of deposit for mailing in affidavit.
--------------------------------------------------------------------------------
  X I am employed in the office of Winthrop Couchot Professional Corporation. Marc J. Winthrop is a member of the bar of this Court.
--------------------------------------------------------------------------------
      (STATE)              I declare  under penalty of perjury under the laws of
                           the State of  California  that the  foregoing is true
                           and correct.
--------------------------------------------------------------------------------
  X   (FEDERAL)            I declare under penalty of perjury that the foregoing
                           is true and correct.
--------------------------------------------------------------------------------
        Executed on July 9, 2007, at Newport Beach, California.


                                              /S/ JEANNIE MARTINEZ
                                              ---------------------
                                              JEANNIE MARTINEZ


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


In re:                                    CHAPTER 7 CASE NUMBER:
INTERPLAY ENTERTAINMENT CORP              Case No. SA 06-11994 TA
        Alleged Debtor

                      NOTICE OF ENTRY OF JUDGMENT OR ORDER
                           AND CERTIFICATE OF MAILING

TO ALL PARTIES IN INTEREST LISTED BELOW:

         You are hereby notified, pursuant to Local Bankruptcy Rule 9021-1, that a judgment or order entitled (specify): ORDER DISMISSING INVOLUNTARY PETITION was entered on (specify date): 7-17-07

         I hereby certify that I mailed a copy of this notice and a true copy of the order or judgment to the persons and entities listed below on (specify date): 7-17-07

COUNSEL TO PETITIONING CREDITORS
--------------------------------
Ruttan & Tucker LLP
Attn: Matthew W, Grimshaw, Esq.
611 Anton Blvd., #1400
Costa Mesa, CA 92626

COUNSEL TO BETHESDA SOFTWORKS LLC
---------------------------------
Attn: Sara L. Chenetz, Esq.
1999 Avenue of the Stars, Fourth Floor
Los Angeles, California 90067-6022

DEBTOR
------
Interplay Entertainment Corporation
Attn: Herve Caen
100 N. Crescent Drive #324
Beverly Hills, CA 90210

OFFICE OF THE U.S. TRUSTEE
--------------------------
U.S. Trustee's Office
411 West Fourth Street, #9041
Santa Ana, CA 92701

COUNSEL TO BIOWARE CORPORATION
------------------------------
Katherine M. Windler, Esq.
Bryan Cave, LLP
120 Broadway, Suite 300
Santa Monica, CA 90401-2386

COUNSEL TO DEBTOR
-----------------
Winthrop Couchot P.C.
Attn: PJ Marksbury, Legal Assistant
660 Newport Center Dr., 4`h Floor
Newport Beach, CA 92660

Dated:  7-17-07

                                            JON DAVID CERETTO
                                            Clerk of the Bankruptcy Court

                                            By:  /s/ Elizabeth Steinberg
                                                 ---------------------------
                                                 Deputy Clerk


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